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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                               September 20, 2004
                               ------------------
                Date of Report (Date of earliest event reported)

                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                 0-15190                      13-3159796
           --------                 -------                      ----------
(State or other jurisdiction of   (Commission                 (I.R.S. Employer
        incorporation)            File Number)               Identification No.)


                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (631) 962-2000
                       -----------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                         ------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01  OTHER EVENTS

      On September 20, 2004, OSI Pharmaceuticals, Inc., a Delaware corporation (the "Company"), announced positive results from its Phase III study of Tarceva(TM) in combination with gemcitabine chemotherapy in pancreatic cancer. Details regarding the results of these studies are contained in the Company's press release, dated September 20, 2004, attached as Exhibit 99, and incorporated herein by reference.

ITEM 9.01 EXHIBITS

EXHIBIT NO.       DESCRIPTION

99                Press release, dated September 20, 2004



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2004                              OSI PHARMACEUTICALS, INC.

                                       By:   /s/ Robert L. Van Nostrand
                                           -------------------------------------
                                           Robert L. Van Nostrand
                                           Vice President and Chief Financial
                                           Officer (Principal Financial Officer)
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                                  EXHIBIT INDEX

  EXHIBIT NO.                               DESCRIPTION
  -----------                               -----------
      99        Press release, dated September 20, 2004.